UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Metagenomi, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41949	81-3909017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street 7th Floor
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 871-4880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MGX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Metagenomi, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 28, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of the close of business on April 14, 2025, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 37,382,478. The number of shares of Common Stock present by remote communication, or represented by valid proxy at the Annual Meeting was 18,765,221, thus establishing a quorum for the transaction of business at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on the following matters, all of which were described in the Proxy Statement: (i) to elect Willard H. Dere, M.D. as a Class I Director, to serve until the Company’s 2028 annual meeting of stockholders, and until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”). The final voting results are set forth below.

Proposal 1 - Willard H. Dere, M.D. was elected as a Class I Director to serve until the Company’s 2028 annual meeting of stockholders, and until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal, based on the following votes:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Willard H. Dere, M.D.	7,580,903	2,891,893	8,292,425

Proposal 2 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, based on the following votes:

For	Against	Abstentions
17,970,776	252,634	541,811

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metagenomi, Inc.

Date:	June 10, 2025	By:	/s/ Brian C. Thomas
Brian C. Thomas, Ph.D. Chief Executive Officer